Exhibit 10.1

SECOND AMENDMENT
TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the “Amendment”), dated as of March 31, 2015, is entered into among Swift Receivables Company II, LLC (the “Seller”), Swift Transportation Services, LLC (the “Servicer”), the Conduit Purchasers party hereto, the Related Committed Purchasers party hereto, the Purchaser Agents party hereto, the LC Participants party hereto and PNC Bank, National Association, as LC Bank and as administrator (the “Administrator”). All capitalized terms used herein and not defined herein shall have the meanings set forth in the hereinafter defined Purchase Agreement.
WITNESSETH:
WHEREAS, the Seller, Servicer, the Conduit Purchasers from time to time party thereto, the Related Committed Purchasers from time to time party thereto, the Purchaser Agents from time to time party thereto, the LC Participants from time to time party thereto and the Administrator have heretofore executed and delivered an Amended and Restated Receivables Purchase Agreement dated as of June 14, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Purchase Agreement”); and
WHEREAS, the parties hereto desire to amend the Purchase Agreement as provided herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Purchase Agreement shall be and is hereby amended as follows:
Section 1.    The Purchase Agreement is hereby amended as follows:
1.1.    The first sentence of Section 6.3(e) of the Purchase Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
Each party hereto agrees and consents (i) to any Conduit Purchaser’s assignment, participation, grant of security interests in or other transfers of any portion of, or any of its beneficial interest in, the Purchased Interest (or portion thereof), including without limitation to any collateral agent or trustee in connection with such Conduit Purchaser’s commercial paper note program and (ii) to the complete assignment by any Conduit Purchaser of all of its rights and

Exhibit 10.1

obligations hereunder to any other Person, and upon such assignment such Conduit Purchaser shall be released from all obligations and duties, if any, hereunder; provided, that such Conduit Purchaser may not, without the prior consent of its Related Committed Purchasers and the Seller (provided, that the consent of the Seller shall not be unreasonably withheld or delayed and that no such consent shall be required if a Termination Event or Unmatured Termination Event has occurred and is continuing), make any such transfer of its rights hereunder unless the assignee (x) is principally engaged in the purchase of assets similar to the assets being purchased hereunder, (y) has as its Purchaser Agent the Purchaser Agent of the assigning Conduit Purchaser and (z) issues commercial paper or other Notes with credit ratings substantially comparable to the ratings of the assigning Conduit Purchaser.
1.2.    The defined term “LIBOR Market Index Rate” appearing in Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety and so amended and restated shall read as follows:
“LIBOR Market Index Rate” means, for any day, the one-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrator from another recognized source for interbank quotation), in each case, changing when and as such rate changes. Notwithstanding the foregoing, if the LIBOR Market Index Rate as determined herein would be less than zero (0.00), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement.
1.3.    Section 1, clause (l) of Exhibit III to the Purchase Agreement is hereby amended and restated in its entirety and so amended and restated shall read as follows:
(l)    Investment Company Act. The Seller is not (i) an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and (ii) a

Exhibit 10.1

“covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder (the “Volcker Rule”). In determining that the Seller is not a “covered fund” under the Volcker Rule, the Seller is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5)(A) or (B) of the Investment Company Act.
1.4.    Clause (g) appearing on Exhibit V to the Purchase Agreement is hereby amended and restated in its entirety and so amended and restated shall read as follows:
(g)    (i) the average for three consecutive Fiscal Months of: (A) the Default Ratio shall exceed 5.5%, (B) the Delinquency Ratio shall exceed (x) 8.5% as of the last day of the Fiscal Months ending on March 31, 2015, April 30, 2015, May 31, 2015 and June 30, 2015, (y) 8.0% as of the last day of the Fiscal Months ending on July 31, 2015, August 31, 2015, September 30, 2015, October 31, 2015, November 30, 2015 and December 31, 2015 and (z) 7.0% as of the last day of any Fiscal Month thereafter, or (C) the Dilution Ratio shall exceed 3.0% or (ii) the Days’ Sales Outstanding exceeds 45 days;
Section 2.    This Amendment shall become effective on the date that each of the following shall have been satisfied:
(a)    the Administrator shall have received counterparts hereof executed by the Seller, the Servicer, each Purchaser and the Administrator;
(b)    the Parent shall have executed and delivered to the Administrator an acknowledgment and consent; and
(c)    each Purchaser shall have received its amendment fee as set forth in that certain Fee Letter dated as of March 31, 2015.
Section 3.    To induce the Administrator and the Purchasers to enter into this Amendment, the Seller and Servicer represent and warrant to the Administrator and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Termination Event or Unmatured Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed

Exhibit 10.1

and delivered by each of the Seller and the Servicer, and the Purchase Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Servicer of this Amendment or the performance by the Seller or the Servicer of the Purchase Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.
Section 4.    This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
Section 5.    Except as specifically provided above, the Purchase Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Administrator or any Purchaser under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Purchase Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Administrator and each Purchaser Administrator in connection with the negotiation, preparation, execution and delivery of this Amendment.
Section 6.    This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

Exhibit 10.1

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.
SWIFT RECEIVABLES COMPANY II, LLC, as Seller

By:	/s/ Virginia Henkels
Name:	Virginia Henkels
Title:	CFO, Treasurer
SWIFT TRANSPORTATION SERVICES, LLC, as Servicer

By:	/s/ Virginia Henkels
Name:	Virginia Henkels
Title:	CFO, Treasurer

Second Amendment to Amended and Restated
Receivables Purchase Agreement

Exhibit 10.1

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the PNC Bank Purchaser Group

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank

By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

Second Amendment to Amended and Restated
Receivables Purchase Agreement

Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Wells Fargo Purchaser Group

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a LC Participant

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Vice President

Second Amendment to Amended and Restated
Receivables Purchase Agreement

Exhibit 10.1

CITIBANK, N.A., as Purchaser Agent for the Citibank Purchaser Group

By:	/s/ Steffen Lunde
Name:	Steffen Lunde
Title:	Vice President

CITIBANK, N.A., as a Related Committed Purchaser and as a LC Participant

By:	/s/ Steffen Lunde
Name:	Steffen Lunde
Title:	Vice President

CAFCO, LLC, as Conduit Purchaser
By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name:	Steffen Lunde
Title:	Vice President

CHARTA, LLC, as Conduit Purchaser
By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name:	Steffen Lunde
Title:	Vice President

CIESCO, LLC, as Conduit Purchaser
By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name:	Steffen Lunde
Title:	Vice President

Second Amendment to Amended and Restated
Receivables Purchase Agreement

Exhibit 10.1

CRC FUNDING, LLC, as Conduit Purchaser
By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name:	Steffen Lunde
Title:	Vice President

Second Amendment to Amended and Restated
Receivables Purchase Agreement